UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934 (Amendment No. __)

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BMO LGM Frontier Markets Equity Fund

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(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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BMO LGM FRONTIER MARKETS EQUITY FUND

790 North Water Street

Milwaukee, Wisconsin 53202

June 9, 2020

Dear Shareholder:

The Board of Trustees of BMO LGM Frontier Markets Equity Fund, a Delaware statutory trust (the “Fund”), has called a special meeting of shareholders regarding important matters concerning the Fund. The special meeting will be held at the offices of the Fund at 790 North Water Street, Milwaukee, Wisconsin 53202 on July 10, 2020 at 9:00 a.m. Central Time, or any adjournments or postponements thereof (the “Meeting”). The purpose of the Meeting is to elect eight trustees to the Board of Trustees of the Fund.

Enclosed you will find a Notice of Special Meeting, Proxy Statement and a Proxy Card. These materials contain important information about the matters to be considered at the Meeting. We urge you to read them carefully. Then, please make sure to vote promptly.

There are several ways to vote, including by mail (by completing and signing the Proxy Card and returning it in the postage paid envelope provided), by telephone (by calling 1-800-690-6903), or via the internet (by accessing the website located at www.proxyvote.com). If you intend to vote by phone or internet, you will need the control number appearing on your Proxy Card. Please refer to the Proxy Card for more information on how to vote. Proxy Cards must be received, or phone or internet instructions must be provided, prior to 12:00 p.m., Central Time, on July 9, 2020 to be considered timely.

Your vote is very important to us no matter how many Fund shares you own. The Board of Trustees of the Fund has unanimously approved the proposal and recommends that you vote “FOR” the election of each of the eight nominees identified in the Notice of Special Meeting of Shareholders, Proxy Statement and Proxy Card.

If you have any questions, please contact BMO Funds U.S. Services at 1-800-236-FUND (3863). We appreciate your participation and prompt response regarding this important matter, and thank you for your continued support.

Sincerely,

John M. Blaser President

BMO LGM Frontier Markets Equity Fund

BMO LGM FRONTIER MARKETS EQUITY FUND

790 North Water Street

Milwaukee, Wisconsin 53202

June 9, 2020

Notice of Special Meeting of Shareholders of

BMO LGM Frontier Equity Markets Fund

to be held on July 10, 2020

NOTICE IS HEREBY GIVEN that a special meeting of the shareholders of BMO LGM Frontier Markets Equity Fund, a Delaware statutory trust (the “Fund”), will be held at the offices of the Fund at 790 North Water Street, Milwaukee, Wisconsin 53202 on July 10, 2020 at 9:00 a.m. Central Time, or any adjournments or postponements thereof (the “Meeting”).

At the Meeting, and as specified in greater detail in the Proxy Statement accompanying this Notice, shareholders of the Fund will be asked to consider and approve the following proposals:

1.	To elect eight trustees to the Fund’s Board of Trustees; and

2.	To transact any other business that may properly come before the Meeting or any postponements or adjournments thereof.

Shareholders of record as of the close of business on May 14, 2020 (the “Record Date”) are entitled to notice of, and to vote at, the Meeting or any adjournment or postponement thereof. Shareholders may vote by completing and signing the enclosed Proxy Card and returning it in the postage paid envelope provided, or by following the instructions on the Proxy Card for voting by telephone or via the internet.

By Order of the Board of Trustees,

Michael J. Murphy
Secretary
BMO LGM Frontier Markets Equity Fund

Milwaukee, Wisconsin

June 9, 2020

YOUR VOTE IS VERY IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. PLEASE VOTE BY SIGNING AND DATING THE ENCLOSED PROXY CARD AND RETURNING IT IN THE ACCOMPANYING POSTAGE-PAID RETURN ENVELOPE, OR BY FOLLOWING THE INSTRUCTIONS TO VOTE BY TELEPHONE OR OVER THE INTERNET.

BMO LGM FRONTIER MARKETS EQUITY FUND

790 North Water Street

Milwaukee, Wisconsin 53202

June 9, 2020

PROXY STATEMENT

Special Meeting of Shareholders

of BMO LGM Frontier Markets Equity Fund

to be held on July 10, 2020

This Proxy Statement is being furnished in connection with the solicitation by the Board of Trustees of BMO LGM Frontier Markets Equity Fund, a Delaware statutory trust (the “Fund”), of voting instructions to be used at a special meeting of shareholders of the Fund to be held at the offices of the Fund at 790 North Water Street, Milwaukee, Wisconsin 53202 on July 10, 2020 at 9:00 a.m. Central Time, or any adjournments or postponements thereof (the “Meeting”).

This Proxy Statement provides you with information you should review before voting on the proposal that will be presented at the Meeting. You are receiving this Proxy Statement because you are the owner of shares of the Fund as of the close of business on May 14, 2020 (the “Record Date”).

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be Held on July 10, 2020. The Notice of Special Meeting of Shareholders, this Proxy Statement and the accompanying Proxy Card are first being mailed to shareholders on or about June 9, 2020, and will also be available at www.proxyvote.com as of that date. You will need the control number on the Proxy Card to log in.

FREQUENTLY ASKED QUESTIONS

Why am I receiving this Proxy Statement?

This Proxy Statement is being provided to persons who own shares in the Fund as of the Record Date to solicit their vote on the proposal described herein.

Who is eligible to vote and how will the shares be voted?

Shareholders of record at the close of business on the Record Date are entitled to vote at the Meeting or any adjournment or postponement of the Meeting. Moreover, each such shareholder is entitled to one vote or fraction thereof for each share or fraction thereof standing in such shareholder’s name on the books of the Fund as of the Record Date.

How do I vote?

You may vote by completing the enclosed Proxy Card. You may also vote by telephone by calling 1-800-690-6903 or through the website located at www.proxyvote.com. If you intend to vote by telephone or internet, you will need the control number appearing on your Proxy Card. Proxy Cards that are properly signed, dated and received, or telephone or internet instructions that are properly placed, in accordance with the instructions provided on the Proxy Card prior to 12:00 p.m., Central Time, on July 9, 2020, will be followed as specified. If you sign, date and return the Proxy Card, but do not specify a vote for one or more of the nominees for trustee, your shares will be voted in favor of electing each of the eight trustee nominees to the Board of Trustees of the Fund (the “Board”), and in the discretion of the proxies named therein with respect to any other business that may properly come before the Meeting or any postponements or adjournments thereof.

If I vote now as requested, can I change my vote later?

You may revoke your vote at any time prior to 12:00 p.m., Central Time, on July 9, 2020, by submitting written notice of revocation or a properly completed, executed and later-dated Proxy Card, or by placing subsequent instructions by telephone or the internet.

What are the quorum requirements, and what votes are necessary to approve the proposal?

A quorum of shareholders is necessary to hold a valid meeting and to consider the proposal, and the presence in person or by proxy of holders of forty percent of the outstanding shares entitled to vote shall constitute a quorum. Trustees are elected by the affirmative vote of a plurality of shares present at the Meeting, either in person or by proxy, and entitled to vote. This means that the eight trustees who receive the largest number of votes will be elected as trustees. In the election of trustees, votes may be cast in favor or withheld. Abstentions and broker non-votes will have no effect on the proposal.

May the Meeting be adjourned to another date?

The Meeting may be adjourned at any time by the affirmative vote of a majority of shares voting on the adjournment, even if less than a quorum, or by the President of the Fund or any Vice President or other authorized officer of the Fund, in the absence of the President. Any adjournment may be made with respect to any business which might have been transacted at the Meeting and any adjournment will not delay or otherwise affect the effectiveness and validity of any business transacted at the Meeting prior to adjournment. The persons named as proxies in the Proxy Card are expected to vote in favor of any proposed adjournment or postponement.

How does the Board of Trustees of the Fund recommend that I vote on the proposal?

The Board recommends that you vote to elect each of the eight trustee nominees designated in this Proxy Statement.

What other business will be discussed at the Meeting?

The Board does not intend to present any matters before the Meeting other than as described in this Proxy Statement, and is not aware of any other matters to be brought before the Meeting or any adjournments thereof by others. If any other matter legally comes before the Meeting, the shares of each Fund will be voted in the discretion of the persons named as proxies in the Proxy Card.

Who do I contact with questions regarding the proposal?

For questions regarding the proposal described in this Proxy Statement, please call BMO Funds U.S. Services at 1-800-236-FUND (3863).

PROPOSAL 1:

ELECTION OF TRUSTEES

Which Fund shareholders will vote on this proposal?

All shareholders of the Fund as of the Record Date will vote on the proposal.

Who are the nominees for trustee?

At its meetings on March 9, 2020 and March 20, 2020, the Trust’s Nominating and Governance Committee unanimously recommended to the Board that Marie-Renée Bakker and Teresa V. Jankovic, respectively, be nominated to stand for election to the Board effective September 1, 2020. Also at its March 20 meeting, the Nominating and Governance Committee unanimously recommended to the Board that Vincent P. Lyles and Daniela O’Leary-Gill (who have not previously been elected by shareholders to the Board) stand for election to the Board and that John M. Blaser, Ridge A. Braunschweig, John A. Lubs and Barbara J. Pope stand for re-election to the Board. Ms. Bakker, Mr. Blaser, Mr. Braunschweig, Ms. Jankovic, Mr. Lubs, Mr. Lyles, Ms. O’Leary-Gill and Ms. Pope are referred to herein as the “nominees.” At its meeting on May 13, 2020, the Board unanimously accepted and endorsed the Nominating and Governance Committee’s recommendations and approved the presentation of the nominees to the shareholders with the recommendation that the shareholders elect or re-elect, as the case may be, each nominee as a member of the Board.

Mr. Benjamin A. Cutler’s term as a member of the Board will end on August 31, 2020. The Fund has a mandatory retirement age and accordingly Mr. Cutler is not standing for re-election at the Meeting and is therefore not a nominee. Information for Mr. Cutler is presented in this Proxy Statement given his status as a current trustee as of the date hereof.

Each of the nominees has consented to being named in this Proxy Statement and to serve if elected. The Fund knows of no reason why any nominee would be unable or unwilling to serve if elected.

The table below sets forth certain information concerning the nominees. Information is listed separately for the nominees who are not (or, in the case of Ms. Bakker and Ms. Jankovic, would not be) “interested persons” of the Fund (the “Independent Trustees”), as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), and the two nominees – Mr. Blaser and Ms. O’Leary-Gill – each of whom is an “interested person” of the Fund (the “Interested Trustees”).

If approved by shareholders, Ms. Bakker and Ms. Jankovic will each serve as an Independent Trustee, and their election will be effective September 1, 2020. If approved by shareholders, the election or re-election of the remaining nominees will be effective automatically following such shareholder approval.

Information about Trustees and Trustee Nominees

Name, Address[1] and Age	Position(s) and Length of Time Served[2]	Principal Occupation(s) During Past Five Years	Portfolios Overseen in Fund Complex by Trustee[3]	Other Directorships Held by Trustee During Past Five Years[4]
Independent Trustee Nominees (Previously elected by shareholders)
Ridge A. Braunschweig Age: 67	Independent Trustee, since August 2013.	President and Chief Executive Officer, CPL Industries, Inc. (a manufacturing holding company prior to May 2009 and a family office since May 2009), since January 2012.	32	None.

John A. Lubs Age: 72	Independent Trustee, since August 2013.	Retired; formerly, Vice Chairman, Mason Companies, Inc. (a footwear distributor), from 2004 to 2010 and Chief Operating Officer, from 2003 to 2010.	32	None.

Barbara J. Pope Age: 72	Independent Trustee, since August 2013.	Retired; formerly, President of Barbara J. Pope, P.C. (a financial consulting firm), from 1992 to 2015; President of Sedgwick Street Fund LLC (a private investment partnership), from 1996 to 2015; Tax Partner, Price Waterhouse.	32	None.

Name, Address[1] and Age	Position(s) and Length of Time Served[2]	Principal Occupation(s) During Past Five Years	Portfolios Overseen in Fund Complex by Trustee[3]	Other Directorships Held by Trustee During Past Five Years[4]
Independent Trustee Nominees (Not previously elected by shareholders)
Marie-Renée Bakker Age: 63	Independent Trustee, effective September 1, 2020.	Director, National Green Fund (a Dutch “green” investment fund) since 2016; previously, Senior Finance Manager at the World Bank Group (financial institution), 2005–2019.	32[6]	None.

Teresa V. Jankovic Age: 64	Independent Trustee, effective September 1, 2020.	Founder and Independent Consultant, The Independent Consultant, LLC (a financial services consulting firm), since 2016; Managing Director, Bank of New York Mellon, from 2011 to 2016.	32[6]	None.

Vincent P. Lyles Age: 59	Independent Trustee, since September 2017.	Vice President of Community Relations, Advocate Aurora Health Care, since 2019; President and Chief Executive Officer, Boys & Girls Club of Greater Milwaukee, from 2012 to 2018.	32	None.
Independent Trustee (Not standing for re-election)
Ben Cutler Age: 75	Independent Trustee, since August 2013.	Chairman, USHEALTH Group, Inc. (a health insurance company), since 2004; CEO and President, USHEALTH Group, Inc., from 2004 to 2016.	32	None.

Name, Address[1] and Age	Position(s) and Length of Time Served[2]	Principal Occupation(s) During Past Five Years	Portfolios Overseen in Fund Complex by Trustee[3]	Other Directorships Held by Trustee During Past Five Years[4]
Interested Trustee Nominee[5] (Previously elected by shareholders)
John M. Blaser Age: 63	Trustee and President, since August 2013.	Managing Director of BMO Asset Management Corp. (the “Adviser”), since June 2012.	32	None.
Interested Trustee Nominee[5] (Not previously elected by shareholders)
Daniela O’Leary-Gill Age: 55	Trustee, since August 2018.	Retired; formerly, Chief Operating Officer of BMO Financial Group, from 2018 to 2020; Director of the Adviser from 2018 to 2020; Head, Communications, Government & Investor Relations from 2016 to 2018; Head, AML Program Oversight from 2014 to 2016.	32[6]	None.

[1]	The address of each trustee is 790 North Water Street, Milwaukee, Wisconsin 53202.
[2]

Each trustee serves an indefinite term until he or she retires or otherwise resigns, is removed, dies, or until his or her successor is duly elected. Retirement for a trustee occurs no later than August 31 following his or her 75th birthday.

[3]	As of the date of this Proxy Statement, the BMO Funds Complex currently offers 32 Funds.
[4]

“Other Directorships Held” includes serving as a director only of a public company or another registered mutual fund. This disclosure does not include directorships on a charitable or private organization.

[5]

Mr. Blaser is an “interested person” of the Fund (as defined in the 1940 Act) due to the positions that he holds with the Fund and BMO Asset Management Corp. (the “Adviser”). Ms. O’Leary-Gill is an “interested person” of the Fund due to the positions that she held with the Adviser and the Bank of Montreal (“BMO”).

[6]	If elected.

Why are trustees being elected at the present time?

The Board currently consists of seven members, of whom Mr. Braunschweig, Mr. Cutler, Mr. Lubs, Mr. Lyles and Ms. Pope are Independent Trustees and

Mr. Blaser and Ms. O’Leary-Gill are Interested Trustees. All but Mr. Lyles and Ms. O’Leary-Gill have been previously elected by shareholders. For Board succession planning purposes, the Board is seeking to have Ms. Bakker and Ms. Jankovic added to the Board as Independent Trustees effective September 1, 2020.

How long would each nominee serve?

Each nominee if elected will hold an indefinite term until he or she retires or otherwise resigns, is removed, dies, or until his or her successor is duly elected. A trustee must retire from the Board no later than August 31 following his or her 75th birthday.

What are the qualifications of the trustees and nominees?

The Nominating and Governance Committee oversees the administration of the Board Governance Guidelines and Procedures (the “Governance Guidelines”) and provides assistance to the Board in the selection of potential nominees for election to the Board. The Nominating and Governance Committee will consider and evaluate nominee candidates properly submitted by shareholders on the same basis as it considers and evaluates candidates recommended by other sources. Ms. Bakker and Ms. Jankovic were recommended as nominees to the Board by the trustees. A copy of the Nominating and Governance Committee Charter is attached hereto as Exhibit A.

In determining that the nominees are qualified to serve as trustees of the Fund, the Nominating and Governance Committee and the Board considered the Governance Guidelines, among other criteria, and evaluated a wide variety of information about the nominees, and multiple factors contributed to the decision. No single factor was determinative. Generally, each nominee’s professional, business, and educational background; and, to the extent known, each nominee’s judgment, character and integrity, and ability to work effectively with the other trustees; and commitment to act in the best interests of the shareholders of the Fund were considered in determining each nominee’s qualifications to serve on the Board. Consideration was also given to each nominee’s ability to devote sufficient time to the affairs of the Fund in order to carry out the responsibilities of a trustee. The Nominating and Governance Committee and the Board also considered whether an individual’s background or expertise would contribute to the Board having trustees with a variety of experiences and backgrounds. With respect to each nominee, the Nominating and Governance Committee and the Board considered, among other factors, the following experiences and qualifications:

The Nominating and Governance Committee and the Board considered Ms. Bakker’s professional experience serving in various leadership positions at the World Bank Group, her extensive experience serving as a member of the board of directors of several financial and non-profit institutions, and the executive, financial, and corporate governance experience that she has gained over the course of her career.

The Nominating and Governance Committee and the Board considered that Mr. Blaser has served as a trustee and President of the Fund since 2013 and Managing Director of the Adviser since June 2012 and as Vice President of the Adviser from 1998 to 2012. The Nominating and Governance Committee and the Board also considered his professional and financial industry experience serving as chief financial officer for various fund complexes, the audit, executive, financial, investment, and operations experience that he has gained over the course of his career and through his financial industry experience, and, due to his position with the Adviser, his involvement in the day-to-day management of the Adviser and the Fund.

The Nominating and Governance Committee and the Board considered that Mr. Braunschweig has served as a trustee of the Fund since 2013, and that he serves as Chair of the Audit Committee. The Nominating and Governance Committee and the Board also considered his professional experience serving in various executive positions with CPL Industries, Inc. and his auditing experience, his experience serving as an executive and director of a private charitable foundation, and the audit, executive, financial, and operations experience that he has gained over the course of his career.

The Nominating and Governance Committee and the Board considered Ms. Jankovic’s professional experience in her role as an independent financial consultant and serving in various leadership positions at Bank of New York Mellon, her experience as a financial services audit partner at an accounting firm, and the executive, financial, operations, and technology experience that she has gained over the course of her career.

The Nominating and Governance Committee and the Board considered that Mr. Lubs has served as a trustee of the Fund since 2013, and that he serves as Vice Chair of the Nominating and Governance Committee. The Nominating and Governance Committee and the Board considered his professional experience serving in various executive positions with Mason Companies, Inc. and the executive, financial, and operations experience that he has gained over the course of his career.

The Nominating and Governance Committee and the Board considered that Mr. Lyles has served as a trustee of the Fund since 2017.    The Nominating and Governance Committee and the Board also considered Mr. Lyles’s professional experience, including currently serving as Vice President of Community Relations at Advocate Aurora Health Care. Mr. Lyles previously served as President and CEO of the Boys and Girls Club of Greater Milwaukee, President of M&I Community Development Corporation, and a Director of Robert W. Baird & Co. The Nominating and Governance Committee and the Board also considered the executive, financial, legal, and operations experience that Mr. Lyles gained over the course of his career.

The Nominating and Governance Committee and the Board considered that Ms. O’Leary-Gill has served as a trustee of the Fund since 2018. The Nominating and Governance Committee and the Board also considered Ms. O’Leary Gill’s professional experience, including serving as Chief Operating Officer of BMO Financial Group from February 1, 2018 until her retirement in 2020 and as an executive officer of BMO Harris Bank, N.A. since 2001. The Nominating and Governance Committee and the Board also considered the executive, financial, and operations experience that Ms. O’Leary-Gill gained over the course of her career.

The Nominating and Governance Committee and the Board considered that Ms. Pope has served as a trustee of the Fund since 2013, and that she serves as Chair of the Nominating and Governance Committee. The Nominating and Governance Committee and the Board also considered her professional experience serving as President of Barbara J. Pope, P.C. and President of Sedgwick Street Fund LLC, her experience as a tax partner at an accounting firm, and the executive, financial, and investment experience that she has gained over the course of her career.

What is the Board’s leadership structure and role in risk oversight?

The day-to-day operations of the Fund are managed by the Adviser with assistance from other service providers approved by the Board. The Board, directly and through its Committees, oversees the services provided by the Adviser and other Fund service providers. The Board does not have a chairperson or an independent lead trustee. The President of the Fund, or such other person designated by the Board, serves as the chair of the Board meetings. Counsel to the Fund and Independent Trustees attend all Board meetings. The Board is structured to encourage equal participation by all members and to provide for and to promote open and candid communication between the Board and Adviser and the other service providers to assist the Board in fulfilling its oversight responsibilities.

As part of its general oversight responsibilities, the Board, directly and through its Committees, is involved in the risk oversight of the Fund. The Fund, the Adviser, and other Fund service providers have adopted policies, procedures and controls to address the Fund’s operational, investment (including liquidity), and compliance risks. The Board and its Committees meet regularly during the year to review, among other information related to the Fund’s operations, the contractual arrangements with the Adviser and other service providers for the Fund, the Fund’s performance, investment strategies, and limitations, as well as compliance, financial and regulatory matters. The Board, directly and through its Committees, reviews information from the Adviser, other Fund service providers, the Fund’s independent registered public accounting firm, and counsel to the Fund and Independent Trustees to assist it in its oversight responsibilities. The Board reviews the Fund’s performance and meets with the Adviser, the Sub-Adviser (as defined below) and the Fund’s portfolio managers. As part of its compliance oversight, the Board receives and reviews the annual report prepared by the Chief Compliance Officer (“CCO”) as required by Rule 38a-1 under the 1940 Act and quarterly reports regarding the operation of the compliance policies and procedures, including any material compliance issues that arose during the quarter for the Fund. The Independent Trustees also meet quarterly with the CCO in executive session. In addition, any material changes to a Fund’s investment objective, strategies, and restrictions are reviewed and approved by the Board.

What are the committees of the Board?

The Fund has established two standing committees: a Nominating and Governance Committee and an Audit Committee. Each such Committee is comprised solely of Independent Trustees.

Nominating and Governance Committee. The Nominating and Governance Committee oversees the administration of the Governance Guidelines. In addition, as described in the Nominating and Governance Committee Charter, discussed above, the Nominating and Governance Committee evaluates and nominates, or recommends for nomination, candidates for the Board. The Nominating and Governance Committee may consider candidates for the Board submitted by shareholders if a vacancy were to exist. Shareholders who wish to recommend a nominee may do so by submitting the appropriate information about the candidate to the Fund’s Secretary. Ms. Pope serves as the Chair and Mr. Lubs serves as the Vice Chair of the Nominating and Governance Committee. During the fiscal year ended August 31, 2019, the Nominating and Governance Committee held one meeting.

Audit Committee. The Audit Committee serves to provide an open avenue of communication among the Board, the Fund’s independent registered public accounting firm, and the internal and external accounting staff serving the Fund. The Board has adopted a written Audit Committee Charter pursuant to which the Audit Committee evaluates the independence of, and approves the retention of, the independent registered public accounting firm to audit the financial statements of the Fund, reviews the results of Fund audits, and preapproves, or establishes preapproval policies and procedures concerning, all audit and non-audit services provided to the Fund. The Audit Committee monitors the accounting policies of the Fund, as well as the work of the independent registered public accounting firm. Mr. Braunschweig serves as the Chair of the Audit Committee. As determined by the Fund’s Board of Trustees, the Fund has four audit committee financial experts on its Audit Committee, each of whom is an Independent Trustee: Mr. Braunschweig, Mr. Cutler, Mr. Lubs and Ms. Pope. During the fiscal year ended August 31, 2019, the Audit Committee held two meetings.

How often does the Board meet?

The Board typically holds regular meetings in person four times a year. In addition, the Board or any Committee may hold special meetings by telephone or in person to discuss specific matters, including matters that may require action prior to the next regular meeting, and may act upon unanimous written consent in lieu of a meeting where appropriate. Regular or special meetings of the Board also may be conducted by means of a video conference as circumstances warrant. There were four regular meetings of the Board held during the Fund’s last fiscal year, and each trustee attended each meeting.

What are the trustees and officers paid by the Fund for their services?

With respect to the fiscal year ended August 31, 2019, each Independent Trustee was paid an aggregate retainer of $110,000. Interested Trustees and officers did not receive any fees from the Fund during the fiscal year ended August 31, 2019. The Fund does not maintain any deferred compensation, pension or retirement plans, and no pension or retirement benefits are accrued as Fund expenses. The following table shows the fees paid to the trustees by the Fund for the fiscal year ended August 31, 2019.

Trustee Name	Aggregate Compensation from Fund	Total Compensation from Fund and Fund Complex Paid to Trustees
Independent Trustee Nominees
Ridge A. Braunschweig	$2,558	$110,000
Benjamin M. Cutler	$2,558	$110,000
John A. Lubs	$2,558	$110,000
Vincent P. Lyles	$2,558	$110,000
Barbara J. Pope	$2,558	$110,000

Interested Trustee Nominees
John M. Blaser[1]	N/A	N/A
Daniela O’Leary-Gill[1]	N/A	N/A

[1]	Non-compensated Interested Director.

The Fund may reimburse the trustees for certain expenses associated with their attendance at, and participation in, meetings of the Board of Trustees. Trustee compensation is established by the Board and is reevaluated annually. The Board does not have a compensation committee.

There have been no arrangements or understandings between any trustee, nominee or officer and any other person(s) pursuant to which (s)he was selected as a trustee, nominee or officer.

What vote is required to elect the nominees to the Board of Trustees of the Fund?

Trustees are elected by the affirmative vote of a plurality of shares present at the Meeting, either in person or by proxy, and entitled to vote. This means that the eight nominees who receive the largest number of votes will be elected as trustees. Because the nominees are running unopposed, all eight nominees are expected to be elected as trustees, as all nominees who receive votes in favor will be elected, while votes not cast or votes to withhold will have no effect on the election outcome. If you sign, date and return the Proxy Card, but do not specify a vote for one or more of the nominees for trustee, your shares will be voted in favor of electing each of the eight trustee nominees to the Board of Trustees of the Fund, and in the discretion of the proxies named therein with respect to any other business that may properly come before the Meeting or any postponements or adjournments thereof. Abstentions and broker non-votes will have no effect on the proposal. If your shares are held in an IRA account with UMB Bank, n.a. (“UMB”) as custodian, UMB will vote any shares held in the account in accordance with the timely written instructions received. If no timely written instructions are received, UMB may vote such unvoted shares as instructed by the Adviser, which may include voting in the same proportion of shares of the Fund for which written voting instructions were timely received by the Fund from the Fund’s other shareholders (i.e., “echo voting”) or in accordance with the recommendations of the Board.

What is the Board’s recommendation on Proposal 1?

THE BOARD OF TRUSTEES RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” THE ELECTION OF EACH OF THE EIGHT NOMINEES TO SERVE ON THE BOARD OF TRUSTEES.

ADDITIONAL INFORMATION

Who are the officers of the Fund?

Exhibit B contains certain information concerning the officers of the Fund. These officers are appointed by the Board annually and are not being presented for election by the shareholders.

What is the security ownership of management and certain others?

Information about the security ownership of the trustees, nominees and officers of the Fund, as well as information regarding the principal holders of the Fund’s shares, is set forth in Exhibit C.

Who is the adviser to the Fund, and who is the sub-adviser?

BMO Asset Management Corp., located at 115 South LaSalle Street, Chicago, Illinois 60603, is the investment adviser of the Fund. LGM Investments Limited, 95 Wigmore Street, London, United Kingdom, W1U 1FD, is the sub-adviser of the Fund (the “Sub-Adviser”). The Adviser is responsible for conducting all operations of the Fund, except those contracted to the Sub-Adviser, and performs oversight of the Sub-Adviser, pursuant to the terms of a sub-advisory agreement. The Adviser and Sub-Adviser are affiliates.

Who is the Fund’s administrator and principal underwriter?

The Adviser is responsible for managing the Fund’s administrative affairs, and in this capacity, oversees State Street Bank and Trust Company (“State Street”), which serves as sub-administrator to the Fund. State Street’s address is 1 Iron Street, Boston, Massachusetts 02116.

The Fund’s principal underwriter is Foreside Financial Services, LLC, located at Three Canal Plaza, Portland, Maine 04101.

Who are the Fund’s independent auditors?

Information related to the Fund’s independent public accounting firm can be found in Exhibit D.

How can I obtain more information about the Fund?

THE MOST RECENT ANNUAL REPORT TO SHAREHOLDERS, WHICH CONTAINS AUDITED FINANCIAL STATEMENTS FOR THE FUND’S FISCAL YEAR ENDED AUGUST 31, 2019, AND THE MOST RECENT SEMI-ANNUAL REPORT TO SHAREHOLDERS, WHICH CONTAINS UNAUDITED FINANCIAL STATEMENTS FOR THE FUND’S SIX MONTHS ENDED FEBRUARY 29, 2020 ARE AVAILABLE, FREE OF CHARGE BY WRITING THE FUND AT 790 NORTH WATER STREET, MILWAUKEE, WISCONSIN 53202 OR CALLING THE FUND AT 1-800-236-FUND (3863). THE ANNUAL AND SEMI-ANNUAL REPORTS ARE ALSO AVAILABLE AT WWW.BMOFUNDS.COM.

Who will pay for the Meeting and related costs?

The Adviser will pay the expenses relating to the Proxy Statement and Meeting, including the printing, mailing, and vote tabulation expenses, legal fees, and out-of-pocket expenses.

Other information regarding the Meeting and the solicitation of votes.

Proxies will be solicited by the Board primarily by mail. The solicitation may also include telephone, internet or oral communication by certain officers or employees of the Fund, none of whom will be paid for these services. In addition, the Fund has entered into a contract with Broadridge Financial Solutions, Inc. (“Broadridge”), 1155 Long Island Avenue, Edgewood, New York 11717, pursuant to which Broadridge will provide certain proxy solicitation, project management, data processing, tabulation, and internet and telephonic voting services in addition to mailing the proxy materials. The fees to be paid to Broadridge under the contract are estimated to be approximately $7,000.

Householding.

If possible, depending on shareholder registration and address information, and unless you have otherwise opted out, only one copy of this Proxy Statement will be sent to shareholders at the same address. However, each shareholder will receive a separate Proxy Card. If you would like to receive a separate copy of the Proxy Statement, future proxy statements or other related materials please call 1-800-236-FUND (3863) or write to the Fund at 790 North Water Street, Milwaukee, Wisconsin 53202. If you currently receive multiple copies of Proxy Statements or shareholder reports and would like to request to receive a single copy of documents in the future, please call the toll-free number or write to the address above.

Shareholder communications and proposals.

Shareholders who want to communicate with the Board or an individual trustee should send their written communications to the Secretary of the Fund at the address set forth on the cover of this Proxy Statement.

The Fund does not hold regular shareholders’ meetings. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent shareholders’ meeting should send their written proposals to the Secretary of the Fund at the address set forth on the cover of this Proxy Statement. Proposals must be received a reasonable time before the Fund begins to print and send the proxy materials to be considered for inclusion in the proxy materials for a meeting. Timely submission does not necessarily mean a proposal will be included in the proxy materials. Any shareholder proposal that is not submitted within a reasonable time before the Fund sends out its proxy materials will be considered untimely and will not be included in the proxy materials.

By Order of the Board of Trustees

Michael J. Murphy, Secretary of BMO LGM Frontier Markets Equity Fund

EXHIBIT A

NOMINATING & GOVERNANCE COMMITTEE CHARTER

BMO FUNDS, INC. and

BMO LGM FRONTIER MARKETS EQUITY FUND

NOMINATING AND GOVERNANCE COMMITTEE CHARTER

I.	Purpose

The purpose of the Nominating and Governance Committee (the “Committee”) of the Board of Directors of BMO Funds, Inc. (the “Corporation”) and the Board of Trustees of BMO LGM Frontier Markets Equity Fund (the “Trust” and together with the Corporation, the “Funds”) (collectively, the “Board”) is to:

1.	Provide assistance to the Board in the selection of candidates for election to the Board, including:

•	Identifying, as necessary, independent director candidates who are qualified to serve as directors of the Funds.

•	Evaluating and recommending to the Board the candidates for election to the Board; and

2.	Oversee the administration of the Board Governance Guidelines and Procedures and otherwise help guide the Board on governance matters.

II.	Composition

The Committee shall be composed of three or more directors/trustees who are not “interested persons” of the Funds within the meaning of the Investment Company Act of 1940, as amended (“Independent Directors”) and who are otherwise free from any relationship that, in the opinion of the Board, might interfere with the exercise of their independent judgment as members of the Committee.

Each Committee member shall be appointed by the Board and shall serve until his or her successor is appointed, until he or she resigns from the Committee, until he or she is removed from the Committee or until his or her service on the Board terminates.

The Board will appoint a Chairperson of the Committee. The Chairperson will serve until he or she resigns, is removed by the Board, or is replaced by a duly appointed successor.

III.	Committee Meetings

The Committee will meet as often as it deems necessary. The Committee may request that any officer or employee of the Funds, the Funds’ investment adviser, the Funds’ counsel or others attend a meeting of the Committee. The Committee may meet in person or by telephone or video conference.

The Chairperson will preside at all Committee meetings at which he or she is present and have such other duties and powers as may be determined by the Board.

At any Committee meeting, a majority of the Committee members constitutes a quorum. Any action of the Committee requires the vote of a majority of the Committee members then in attendance (provided a quorum is present). A majority of the Committee members may act by written consent to the extent not inconsistent with the By-Laws of the Funds.

The Committee will report to the Board regarding the Committee’s activities.

IV.	Responsibilities, Duties and Powers

The responsibilities, duties and powers of the Committee are as follows:

1.	Identify, as necessary, independent director/trustee candidates who are qualified for Board membership for election to the Board.

2.	Evaluate and recommend new candidates who are qualified for Board membership for election to the Board.

3.	Evaluate the independence of proposed independent directors/trustees and review the independence of the Independent Directors as needed.

4.

Review and reassess the adequacy of this charter periodically and recommend any proposed changes to the Board for approval. Both a majority of the Funds’ directors/trustees then in office and a majority of the Independent Directors must approve any material amendments to this charter.

5.	Retain such experts or consultants, including outside counsel, as it deems appropriate, at the Funds’ expense.

6.	Periodically review the Board Governance Guidelines and Procedures, and recommend changes, if any, to the Board.

7.	Review, as needed, the composition of the Board to determine whether it may be appropriate to add individuals with different backgrounds or skill sets from those already on the Board.

8.

Review, as necessary, the responsibilities of any committees of the Board, whether there is a continuing need for each committee, whether there is a need for additional committees of the Board, and whether committees should be combined or reorganized.

9.	Investigate any other matter brought to its attention within the scope of its duties.

10.	Perform any other activities consistent with this Charter, the Corporation’s Articles of Incorporation, the Trust’s Declaration of Trust, the By-Laws of

the Funds (collectively, the “Organizational Documents”), and governing law, as the Committee or the Board deems necessary or appropriate. In the event of any inconsistency between this Charter and the Organizational Documents, the provisions of the Organizational Documents will be given precedence.

11.	Maintain minutes of Committee meetings; report its significant activities to the Board; and make such recommendations to the Board as the Committee deems necessary or appropriate.

Adopted: October 2004

Amended and Restated: May 2020

EXHIBIT B

FUND OFFICERS

The officers of the Fund are elected annually by the Board. Each officer holds office for one year and until the election and qualification of his or her successor. The address of each officer is 790 North Water Street, Milwaukee, Wisconsin 53202. Officers of the Fund, together with information as to their principal business occupation during the past five years and certain other information, are shown in the following table as of March 23, 2020.

Name and Age	Position(s) and Length of Time Served	Principal Occupation(s) During Past Five Years
John M. Blaser Age: 63	Trustee and President; elected by the Board annually; since August 2013	Managing Director of the Adviser, since June 2012.

Brett Black Age: 48	Chief Compliance Officer and Anti-Money Laundering Compliance Officer; elected by the Board annually; since November 2017	Vice President and Chief Compliance Officer of BMO Harris Bank, since 2017; Assistant Vice President, Deputy Chief Compliance Officer, since 2014; Senior Compliance Officer of BMO Harris Bank, since 2012.

Timothy M. Bonin Age: 47	Vice President, Chief Financial Officer and Treasurer; elected by the Board annually; since August 2013	Vice President of the Adviser, since February 2006.

Michael J. Murphy Age: 41	Secretary; elected by the Board annually; since May 2016	Senior Counsel and Vice President of BMO Harris Bank N.A., since 2014.

B-1

EXHIBIT C

OUTSTANDING SHARES AND SHARE OWNERSHIP

The following table sets forth the shareholders who own 5% or more of shares of the Fund as of the Record Date. The Fund believes these are the holders of record only, not the beneficial owners, unless noted otherwise. As of the Record Date, 12,318,734.625 of the shares of the Fund were outstanding.

Name and Address	Number of Shares	Percent of Fund
Southern California United Food Commercial Workers Unions and Food Employers’ Joint Pension Trust Fund 6425 Katella Ave. Cypress, CA 90630	6,331,183.283	51.39%

Northern Trust Co Trustee FBO Producer Writers Guild Pension 50 S. LaSalle St. Chicago, IL 60603	2,751,201.437	22.33%

Laborers’ District Council & Contractors’ Pension Fund of Ohio 800 Hillsdowne Rd. Westerville, OH 43081	2,634,453.256	21.39%

The following table shows, for each trustee and nominee, the dollar amount of shares of the Fund beneficially owned by the trustee or nominee as of the Record Date. It also shows the aggregate value of all investments in shares of the BMO Funds Complex beneficially owned by each such person as of the Record Date. As of such date, the trustees, nominees and executive officers of the Fund, as a group, beneficially owned less than 1% of the outstanding shares of the Fund.

Name of Trustee or Nominee	Dollar Range of Shares Owned in Fund	Aggregate Dollar Range of Shares Owned in the BMO Funds Complex
John M. Blaser Interested Trustee	None	Over $100,000

Ridge A. Braunschweig Independent Trustee	None	Over $100,000

Benjamin M. Cutler Independent Trustee	None	Over $100,000

John A. Lubs Independent Trustee	None	Over $100,000

Vincent P. Lyles Independent Trustee	None	Over $100,000

Daniela O’Leary-Gill Interested Trustee	None	$10,001-$50,000

Barbara J. Pope Independent Trustee	$10,001-$50,000	Over $100,000

C-1

EXHIBIT D

INDEPENDENT PUBLIC ACCOUNTANTS

The Fund’s principal independent public accountant is KPMG LLP (“KPMG”). KPMG has been appointed by the Fund’s Audit Committee, which is comprised solely of Independent Trustees. As such, pursuant to Rule 32a-4 under the 1940 Act, the shareholders of the Fund are not being asked at this time to ratify the selection of KPMG. Representatives of KPMG will not be present at the Meeting.

KPMG billed the Fund aggregate fees for services rendered to the Fund for the last two fiscal years as follows:

Fee Type	2019	2018
Audit Fees	$24,390	$23,700
Audit-Related Fees	None	$3,000
Tax Fees	$3,935	$3,820
All Other Fees	None	None

“Audit Related Fees” relate to assurance and related services that are reasonably related to the performance of the audit or review of the Fund’s financial statements that are traditionally performed by the independent auditor that are not reported under “Audit Fees.” “Tax Fees” relate to professional services provided by the independent auditor including such things as tax compliance, tax planning, tax advice, and federal excise and state tax reviews.

During the fiscal years ended August 31, 2019 and 2018, KPMG did not bill the Fund any aggregate non-audit fees (exclusive of the “Tax Fees” included in the table above) for other professional services rendered to the Fund, the Adviser and entities controlling, controlled by or under common control with the Adviser.

The Audit Committee preapproves, or may adopt policies and procedures governing the pre-approval of, all audit and non-audit related services of the Fund, including services provided to the Adviser or any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund with respect to any engagement that directly relates to the operations and financial reporting of the Fund. All of the services listed above during fiscal 2019 and 2018 received the pre-approval of the Audit Committee.

D-1

PROXY TABULATOR P.O. BOX 9112 FARMINGDALE, NY 11735	To vote by Internet
	1)	Read the Proxy Statement and have the proxy card below at hand.
	2)	Go to website www.proxyvote.com or scan the QR Barcode above
	3)	Follow the instructions provided on the website.

To vote by Telephone
	1)	Read the Proxy Statement and have the proxy card below at hand.
	2)	Call 1-800-690-6903
	3)	Follow the instructions.

To vote by Mail
	1)	Read the Proxy Statement.
	2)	Check the appropriate box on the proxy card below.
	3)	Sign and date the proxy card.
	4)	Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

[                             ]                 KEEP THIS PORTION FOR YOUR RECORDS

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DETACH AND RETURN THIS PORTION ONLY

BMO LGM Frontier Markets Equity Fund

This proxy is solicited by the Board of Trustees of the Fund, which unanimously recommends that you vote FOR each of the eight nominees for trustee.		For All	Withhold All	For All Except	To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the name(s) of the nominee(s) on the line below.

1. To elect eight trustees to the Fund’s Board of Trustees.		☐	☐	☐
Nominees: 01) Marie-Renée Bakker 02) John M. Blaser 03) Ridge A. Braunschweig 04) Teresa V. Jankovic	05) John A. Lubs 06) Vincent P. Lyles 07) Daniela O’Leary-Gill 08) Barbara J. Pope

  2.         To transact any other business that may properly come before the Meeting or any postponements or adjournments thereof.

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE IF YOU ARE NOT VOTING BY PHONE OR INTERNET.

Note: All shareholders should sign exactly as their names appear on this card, when signing in a fiduciary capacity (e.g., trustee, etc.), please so state. Signers for corporate or partnership accounts should be authorized persons and indicate their title.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature [Joint Owners]	Date

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting:

The Notice of Special Meeting of Shareholders and the Proxy Statement are available at www.proxyvote.com.

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[                         ]

BMO LGM FRONTIER MARKETS EQUITY FUND

SPECIAL MEETING OF SHAREHOLDERS

The undersigned shareholder of the BMO LGM Frontier Markets Equity Fund (the “Fund”), hereby appoints John M. Blaser and Timothy M. Bonin, or either of them, with full power of substitution, as proxies for the undersigned, to represent and cast on behalf of the undersigned all votes that the undersigned is entitled to cast at the Special Meeting of Shareholders of the Fund (the “Meeting”) to be held at 790 North Water Street, Milwaukee, Wisconsin 53202 on July 10, 2020 at 9:00 a.m. Central Time, and at any adjournment or postponement thereof and otherwise represent the undersigned at the Meeting with all powers possessed by the undersigned if personally present at the Meeting. This proxy shall be voted on the proposal described in the Notice of Special Meeting of Shareholders and accompanying Proxy Statement as specified on the reverse side. The undersigned hereby acknowledges receipt of the Notice of Special Meeting of Shareholders and the accompanying Proxy Statement.

The votes entitled to be cast by the undersigned will be cast as instructed on the reverse side. If the undersigned signs, dates and returns this Proxy Card, but does not specify a vote for one or more of the nominees for trustee, the undersigned’s shares will be voted in favor of electing each of the eight trustee nominees to the Board of Trustees of the Fund, and in the discretion of the proxies named herein with respect to any other business that may properly come before the Meeting or any postponements or adjournments thereof.

YOUR VOTE IS IMPORTANT.

PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.